LEASE BETWEEN

                       WordCruncher Internet Technologies

                                       AND

                 SLT III, LLC, a Utah Limited Liability Company,
                        at 405 East 12450 South Suite H,
                                Draper, Ut. 84020


                                  FOR SPACE AT

                                   TOWN SQUARE
                          PROFESSIONAL PLAZA, BLDG. II
                          405 East 12450 South Suite L
                                DRAPER, UT 84020

                                  April 1, 2000
                                  -------------
                                      DATE

                                TABLE OF CONTENTS

ARTICLE                                                                     PAGE

 1     DEFINITIONS AND ENUMERATION OF EXHIBITS.............................. 1
 2     CONSTRUCTION AND ACCEPTANCE OF LEASED PREMISES....................... 2
 3     RENT................................................................. 3
 5     COMMON AREAS......................................................... 4
 6     SECURITY DEPOSIT..................................................... 5
 7     USE AND CARE OF LEASED PREMISES...................................... 6
 8     TENANT'S COVENANT.................................................... 6
 9     MAINTENANCE AND REPAIR OF LEASED PREMISES, ALTERATIONS
       AND LANDLORDS RIGHT OF ACCESS........................................ 6
10     SIGNS, STORE FRONTS AND ROOF......................................... 8

11     UTILITIES............................................................ 8
12     INDEMNITY AND NON-LIABILITY.......................................... 8
13     INSURANCE............................................................ 9
14     DAMAGE BY CASUALTY................................................... 10
15     EMINENT DOMAIN....................................................... 10
16     ASSIGNMENT AND SUBLETTING............................................ 11
17     TAXES................................................................ 12
18     DEFAULTS AND REMEDIES................................................ 12
19     HOLDING OVER EXPIRATION OR TERMINATION............................... 15
20     SUBORDINATION........................................................ 15
21     MISCELLANEOUS........................................................ 16


                                LIST OF SCHEDULES

 1     EXHIBIT "A"         SITE PLAN
 2     EXHIBIT "B"         DESCRIPTION OF LANDLORDS WORK
 3     EXHIBIT "C"         TENANT'S WORK
 4     EXHIBIT "D"         SIGN CRITERIA
 5     EXHIBIT "E"         Deleted
 6     EXHIBIT "F"         Deleted
 7     EXHIBIT "G"         COMMENCEMENT DATE CERTIFICATE (Sign at Occupancy)

                                      LEASE

This lease made, April 1, 2000, between

         SLT, III, a Utah Limited Liability Company, at 405 East 12450 South Suite H, Draper, Utah, 84020, referred to as ("Landlord"),

                                       and

         WordCruncher Internet  Technologies,  405 E. 12450 So., Ste. L, Draper,
         Ut.   84020,   referred   to   as ("Tenant")

                                    RECITALS

In consideration of the obligation of Tenant to pay rent as herein provided and in consideration of the other terms, covenants, and conditions hereof, Landlord hereby leases to Tenant, and Tenant hereby takes from Landlord, the Leased Premises, as defined in Section 1.1(b), for the term at the rental, and subject to and upon all of the terms and conditions set forth below:

                                   ARTICLE ONE

                     Definitions and Enumeration of Exhibits

1.1 In addition to other terms which are elsewhere defined in this Lease, the following terms when used in the Lease shall have the meanings set forth in this Section, and only such meanings, unless such meanings are expressly limited or expanded elsewhere herein.

(a) Office building Town Square Professional Plaza Phase II, ("Building"), situated in Draper City, County of Salt Lake, State of Utah, which as of the date hereof is as shown on Exhibit "A".

(b) The Leased Premises: That portion of Building which is shown as the crosshatched area on Exhibit "A". The Leased Premises are deemed to contain 1,997 square feet of Gross Rentable Area ("Tenants Square Footage"), but reserving and excepting to Landlord the use of the roof and exterior walls and beneath the floor of the Leased Premises and the right to install, maintain, use repair, and replace pipes, ducts, conduits, wires, and appurtenant fixtures, leading through the Leased Premises in locations which will not materially interfere with the Tenants used thereof. Total Square Footage of the Building shall mean 24,960 square feet of Gross Rentable Area. Space Designated Ste. L, shall have useable square footage of 1,800 square feet which shall consist of the net square feet from the outside of the exterior walls within the designated leased premises exclusive of any common areas in the Building.

(c) Ready For Occupancy: When Landlords Work on the Leased Premises as described in Exhibit "B", hereto attached, as been substantially completed (except for minor finishing operations or items necessarily awaiting performances of Tenants
Work).

(d) Rental Commencement Date: Either (i) April 3, 2000 provided the Leased Premises are ready for occupancy, or the earlier of (ii) thirty (30) days following the date on which the Leased Premises are Ready for Occupancy or (iii) the date upon which Tenant opens the Leased Premises to the public.

(e) Lease Term or Term:  24 months as  hereinafter  defined.  This  Lease  shall terminate on the last day of the calendar month in which such date falls. Landlord and Tenant agree that upon the demand of the other they shall execute a document establishing the date on which the Term commenced as soon as such date has been established in Exhibit "G". Termination Date: March 31, 2002.
                                                               -----------------

(f)      Scheduled Completion Date:  April 3, 2000.
                                     --------------

(g) Base Rent: 1st year - $11.48 p.u.s.f. per year, $1,910.46 per month, $22,925.56 per year - Base Rent: 2nd year - $11.71 p.u.s.f. per year, $1,948.74 per month, $23,384.87 per year - Base Rent: 3rd year - $11.94 p.u.s.f. per year, $1,987.02 per month, $23,844.18 per year.

Adjustment Date shall mean the first day of April in each year of the Lease Term commencing 2001.

(h) DELETED

(i) Advance Deposit: $2,576.13 applied as first month's rent and CAM fee (Due at
occupancy).          --------

(j) Security Deposit: N/A equal to (1) months base rental amount and CAM fee (Due at lease signing). ---

(k) Tenant's Trade Name: WordCruncher Internet Technologies

(l) Tenant's Work: Those items set forth in Exhibit "C" to be performed by Tenant.

(m) Landlord's Work: Those items set forth in Exhibit "B".

(n) Landlord's Mailing Address: SLT, III, a Utah Limited Liability Company, 405 East 12450 South Suite H, Draper, Utah, 84020, or such other address as may from time to time be designated by Landlord in a written notice to Tenant.

(o) Tenant's Mailing Address: (street) 405 E. 12450 So. Ste. L, (city) Draper, (state) Utah, (zip code) 84020, (county) Salt Lake.

(p) Use of Leased Premises: The Leased Premises may be used only for general business office (provided that Landlord make no representation or warranty that such use is permitted under applicable law), and for no other purpose.

(q) Common Areas: Those areas of the Building which are from time to time open for joint use by tenants of the Building or by the public including, without limiting the generality of the foregoing, parking areas, driveways, security areas, truckways, delivery passages, walkways, concourses, planted areas, landscaped areas, and public restrooms, break rooms, mechanical room, common truck loading and receiving areas which are not leased to or reserved for individual tenants based upon a (%) percentage of Tenant's gross square footage. Common Area Maintenance Fee ("CAM"); $665.67. An estimated monthly amount based on $4.00 per square foot of gross rentable area.

(r) Gross Rentable Area: In consideration of the Base Rent and the provisions of this Lease, Landlord leases to Tenant and Tenant accepts from Landlord the Leased Premises. Tenant's Square Footage is a stipulated amount based on Landlord's method of determining Total Gross Square Footage for rental purposes and may not reflect the actual amount of useable floor space available for Tenant's use.

(s) Liability Insurance Limits: Tenant shall, at its own expense, procure and maintain during the Lease Term comprehensive general liability insurance with respect to the Leased Premises and Tenant's activities in the Leased Premises, providing bodily injury, broad form property damage with a maximum $1,000 deductible, as follows:

(1)......$1,000,000 with respect to bodily injury or death to any one person.

(2)......$2,000,000 with respect to bodily injury or death arising out of any one occurrence.

(3)......$1,000,000 with respect to property damage or other loss arising out of any one occurrence.

(4)......fire and extended casualty  insurance covering Tenant's trade fixtures, merchandise and other personal property in an amount not less than 100% of their actual replacement cost, and

(5)......worker's compensation insurance in at least the statutory amounts.

(t) Occupancy Date: In the event that the Occupancy Date of this Lease precedes the Rental Commencement Date, the parties hereto agree to be bound by all the terms and provisions hereof, with the exception of Tenant's obligation to pay rent, as of the Occupancy Date. The foregoing shall in no way affect the obligations of the parties under all terms and conditions of the Lease as of the Rental Commencement Date.

(u) Tenant means each person executing this Lease as a Tenant under this Lease. If more than one person is set forth on the signature line as Tenant, their liability under this Lease shall be joint and several. If more than one Tenant exists, any notice required or permitted by the terms of this Lease may be given by or to any one Tenant, and shall have the same force and effect as if given by or to all persons comprising Tenant.

(v) Tenant's Percentage of Operating Expenses means 13.86% percent, which is the result obtained by dividing the gross rentable square feet of the Leased
Premises by the gross rentable square feet of all premises within the Building as reasonably determined by Landlord. Throughout this agreement, the term "Operating Expenses" is used synonymously with "Common Area Maintenance Fees or CAM".

(w)      Tenants Federal ID # 84-1370590.

1.2 The exhibits enumerated in this Section (if used) and attached to this Lease are incorporated in this Lease by this reference and area to be construed as a part of this Lease.

         (a)......Exhibit "A"       Site Plan

         (b)......Exhibit "B"       Landlord's Work

         (c)......Exhibit "C"       Tenant's Work

         (d)......Exhibit "D"       Sign Criteria

         (e)......Exhibit "E"       Deleted

         (f)......Exhibit "F"       Deleted

         (g)......Exhibit "G"       Commencement Date Certificate

                                   ARTICLE TWO

                 Construction and Acceptance of Leased Premises

2.1 Landlord's Work. Landlord agrees that it will complete Landlord's Work as defined on Exhibit "B" with such minor variations as Landlord may deem advisable. Tenant shall have no right to enter or occupy the Leased Premises until the Leased Premises are Ready for Occupancy. If Landlord shall for any reason fail to complete that part of Landlord's Work which is required in the Leased Premises prior to the Scheduled Completion Date, Landlord shall not be deemed to be in default hereunder or otherwise liable for damages to Tenant nor shall the Term or any provision of the Lease be affected. Should Landlord fail to complete Landlord's Work and deliver possession of the Leased Premises to Tenant within one month of the date hereof, either party may terminate this Lease by written notice to the other party. In such event, Landlord shall return Tenant's Advance Deposit and Security Deposit and this Lease shall be null and void and the parties shall have no liability to each other.

2.2 Tenant's Work. Tenant agrees to submit to Landlord within thirty (30) days after the date of the Lease, plans and specifications in such detail as Landlord may reasonably request covering Tenant's Work (Tenant finish on leased premises) as specified in Exhibit "C", and any other work which Tenant proposes to do in the Leased Premises. Such plans and specifications shall comply with all requirements set forth in Exhibit "B". Tenant shall not commence any work in the Leased Premises until Landlord has approved such plans and specifications in writing, which approval shall not be unreasonably withheld or delayed.

2.3 Occupancy. When the Leased Premises are Ready for Occupancy, Tenant agrees to accept possession thereof and to proceed with due diligence to perform Tenant's Work as described in Tenants approved plans and specifications, and to install its fixtures, furniture and equipment in the Leased Premises. By occupying the Leased Premises, Tenant shall be deemed to have acknowledged that the Landlord has complied with all of its covenants and obligations with respect to the construction of the Leased Premises except for latent defects of which Tenant advises Landlord within one (1) year of the date of delivery of the Leased Premises to Tenant. In the event of any dispute concerning work performed or required to be performed in the Leased Premises by Landlord or Tenant, the matter in dispute shall be submitted to Landlord's architect for determination and his certificate with respect thereto shall be binding on Landlord and Tenant.

2.4 Parking. Landlord may, from time to time, change, alter and expand the buildings, and/or the Common Areas then existing around the Buildings and/or the Common Areas to be constructed, in the Building, provided that in no event shall there be provided less than the minimum parking facilities as set forth in
Section 4.1 hereof, or required by the municipality regulations.

2.5 Notices. Any notice or other communication required or permitted to be given under this Lease must be in writing and shall be effectively given or delivered if hand delivered to the addresses for Landlord and Tenant stated below, or if sent by certified United States Mail, return receipt requested, to said addresses. Notice effected by hand delivery shall be deemed to have been received at the time of actual delivery. Any notice mailed shall be deemed to have been received upon the earlier of (a) actual receipt, (b) refusal thereof, or (c) three (3) days after mailing of same. Either party shall have the right to change its address to which notices shall thereafter be sent and the party to whose attention such notice shall be delivered by giving the other party notice thereof in accordance with the provisions of this Paragraph 20.1. Until such time as either party shall change its address for notices, notices shall be forwarded as follows:

         To Landlord:      SLT III, LLC
         .........         405 East 12450 South Suite H
         .........         Draper, UT  84020
         .........                  ATTN:  Stephen L. Tripp

         To Tenant:        WordCruncher Internet Technologies
         .........         405 E. 12450 So., Ste. L
         .........         Draper, Utah  84020
         .........                  ATTN:  Ken Bell

                                  ARTICLE THREE

                                      Rent

3.1 Place of Payment. Rental and other charges due and payable hereunder shall accrue hereunder from the Rental Commencement Date until the termination of the Lease and shall be payable in advance, without demand, deduction or set-off at Landlord's mailing address or at such place as Landlord may designate.

3.2 Date of Payment. Tenant covenants and agrees to pay to Landlord the Base Rent in twelve (12) equal monthly installments. The first such monthly installment shall be due and payable on or before the Rental Commencement Date (except that if the Rental Commencement Date falls on a day other than the first day of a calendar month, the first payment shall be an amount equal to that percentage of a monthly installment which the number of days from the Rental Commencement Date to the end of such calendar month bears to the total number of days in such month).

3.3 Annual Increase. On the annual anniversary date of the lease period, the landlord shall be entitled to increase the base rent (2%) of the prior (12) month period lease payment, which shall be added to the monthly base rent and paid on a monthly basis at the same time as is required for the base rent.

                                  ARTICLE FOUR

                                  Common Areas

4.1 Parking. Landlord agrees that it will maintain parking facilities adjacent to the Building or in reasonable proximity thereto, which shall contain at all times after Tenant has opened the Premises to the public for business adequate parking spaces, provided, however, that if a portion or portions of the parking area shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase under threat thereof, Landlord shall be relieved of its obligations to provide parking facilities in accordance with this Section to the extent that such parking facilities cannot be provided without unreasonable expenses, or in reasonable proximity to the Building.

4.2 Use. Tenant, and its licensees, concessionaires, employees and customers shall have the non-exclusive right to use the Common Areas as constituted from time to time, such use to be in common with Landlord, other tenants of the Building and other persons entitled to use the Common Areas, subject to such reasonable rules and regulations as Landlord may from time to time prescribe. Tenant shall not interfere with the rights of other persons to use the Common Areas. Landlord may temporarily close any part of the parking facilities or other portions of the Common Areas for such period of time as may be necessary for (i) temporary use as a work property, (ii) repairs or alterations in or to the Common Areas or to any sewers, utility facilities or distribution lines located with the Common Areas, (iii) preventing the public from obtaining prescriptive rights in or to the Common Areas, (iv) security reasons or (v) doing and performing such other acts (whether similar or dissimilar to the foregoing) in, to and with respect to, the Common Areas as in the use of good business judgment the Landlord shall determine to be appropriate for the Building, provided however, that Landlord shall use reasonable efforts not to unduly interfere with or disrupt Tenant's business.

4.3 Common Area Maintenance Costs. Tenant agrees to pay as additional rent, as hereinafter provided, its proportionate share of expense incurred by Landlord at its discretion for the operation and maintenance of the Building, ("Operating Expenses"), including without limiting the generality of the foregoing, costs, if any, incurred for lighting, painting, cleaning, Quarterly HVAC maintenance, central trash disposal, traffic control, policing, licenses, permits, inspecting, removal of snow and ice, landscaping, activities, management services, administrative services, including, without limitation, labor and personnel, and in general, all costs of labor, materials supplies, equipment and tools required for maintaining, repairing and replacing the Common Areas, costs expended by the Landlord to place and keep the Landlord's property in compliance with all future governmental regulations, or any part thereof together with a reasonable allowance for Landlord's direct overhead, deprecation of maintenance equipment, hazard and public liability insurance and property damage insurance, the costs, expenses and fees of the following real and personal property taxes and assessments (and any tax levied in whole or in part in lieu of or in addition to such taxes and assessments), rent and gross receipts, taxes, or other person under a common maintenance regime (janitorial), all water, electricity, natural gas, sewer use consumed in the Building which is not separately metered to tenants (single or multiple) but excluding depreciation of Landlord's original investment in the Building, legal services, real estate brokerage and lease commissions, Landlord's income taxes, income tax accounting, interest, general corporate overhead or capital improvements to the Building except for capital improvements installed for the purpose of reducing or controlling expenses. If any expense, though paid in one year, relates to more than one calendar year, at option of Landlord, such expense may be proportionately allocated among such related calendar years. Tenant shall have sole responsibility for and shall pay when due all taxes, assessments, charges and fees levied by any governmental or quasi-governmental authority on Tenant's use of the Leased Premises or any leasehold improvements, personal property or fixtures kept or installed in the Leased Premises by Tenant. If any of Tenant's leasehold improvements, personal property or fixtures are assessed and taxed with the Building, Tenant shall within ten (10) days after delivery to Tenant of a written statement setting forth the amount of taxes applicable to Tenant's leasehold improvements, personal property or fixtures, pay such amount to Landlord, pertaining to the percentage of the premises occupied by the tenant. In addition to the excluded Common Area Maintenance Costs cited above, the following expense items are also excluded: mortgage payments; expenses incurred to the sole benefit of (or arising from) other tenants in the complex, including but not limited to: a) the leasing of other portions of the complex; b) rent collection from other tenants of the complex; c) litigation, property damage, building additions and/or modifications to the sole benefit (or arising from) other tenants of the complex. Landlord agrees to use best efforts to minimize the Common Area Maintenance costs while complying with Landlord's responsibilities in a competent and professional manner. Upon written request by Tenant, Landlord agrees to furnish reasonable documentation of CAM fee calculations.

Each of the following words and phrases shall have the meaning set forth:

(a) "Operating Year" means each calendar year ending during the Term and the calendar year ending on or immediately following the last day of the Term.

(b) "Operating Expenses" means collectively, all reasonable costs, expenses and fees incurred or payable by Landlord in connection with the Lease and the ownership, operation, management, maintenance and repair of the Building, determined in accordance with the reasonable accounting procedures and business practices customarily employed by Landlord, including, without limitation, those costs listed above in this Paragraph 4.3.

(c) "Estimated Operating Expenses" means the projected amount of Operating Expenses for any given Operating Year as estimated by Landlord in Landlord's reasonable discretion.

(d) "Tenant's Estimated Share of Operating Expenses" means the result obtained by multiplying Tenant's Percentage of Operating Expenses by the Estimated Operating Expenses. Tenant's Estimated Share of Operating Expenses for any fractional Operating Year shall be calculated by determining Tenant's Estimated Share of Operating Expenses to the such fractional Operating Year.

(e) "Tenant's Share of Operating Expenses" means the result obtained by multiplying Tenant's Percentage of Operating Tenant's Share of Operating Expenses for any fractional Operating Year shall be calculated by determining Tenant's Share of Operating Expenses for the relevant Operating Year and then prorating such amount over such fractional Operating Year.

Tenant's proportionate share of Operating Expenses shall be computed by multiplying Operating Expenses by a fraction, the numerator of which shall be the number of square feet of Gross Rentable Area within the building. In additional to the Base Rent, Tenant covenants to pay to Landlord without abatement, deduction, offset, prior notice (except as provided in this Paragraph 4.3) or demand Tenant's Share of Operating Expenses in lawful money of the United States at such place as Landlord may designate in accordance with the provisions of this Paragraph 4.3, in advance on or before the first day of each calendar month during the Term, commencing on the Commencement Date and prior to each Operating Year after the Commencement Date. If reasonably practicable, Landlord shall furnish Tenant with a written statement (the "Estimated Operating Expenses Statement") showing in reasonable detail the computation of Tenant's Estimated Share of Operating Expenses. On or prior to the Commencement Date, and on the first day of each month following the Commencement Date, Tenant shall pay to Landlord one-twelfth (1/12th) of Tenant's Estimated Share of Operating Expenses as specified in the Estimated Operating Expenses as specified in the Estimated Operating Expenses Statement for such Operating Year. If Landlord fails to give Tenant an Estimated Operating Expenses Statement prior to any Operating Year, Tenant shall continue to pay on the basis of the Estimated
Operating Expenses Statement for the Operating Year until the Estimated Operating Expenses Statement for the current Operating Year is received. If at any time it appears to Landlord that the Operating Expenses will vary from Landlord's original estimate, Landlord may deliver to Tenant a revised Estimated Operating Expenses Statement for such Operating Year, and subsequent payments by Tenant for such Operating Year shall be based on such revised statement. Within a reasonable time after the expiration of any Operating Year, and subsequent payments by Tenant for such Operating Year, Landlord shall furnish Tenant with a written statement (the "Actual Operating Expenses Statement") showing in reasonable detail the computation of Tenant's Share of Operating Expenses for such Operating Year and the amount by which such amount exceeds or is less than the amounts paid by Tenant during such Operating Year. If the Actual Operating Expenses Statement indicates that the amount actually paid by Tenant for the relevant Operating Year is less than Tenant's Share of Operating Expenses for such Operating Year, Tenant shall pay to Landlord such deficit within thirty
(30) days after delivery of the Actual Operating Expenses Statement. Such payments by Tenant shall be made notwithstanding that the Actual Operating
Expenses Statement is furnished to Tenant or within three (3) months of terminating this lease. If the Actual Operating Expenses Statement indicates that the amount actually paid by Tenant for the relevant Operating Year exceeds Tenant's Share of Operating Expenses to such Operating Year, such excess shall be applied against any amount then payable or to become payable by Tenant under this Lease. No failure by Landlord to require the payment of Tenant's Share of Operating Expenses for any period shall constitute a waiver of Landlord's right to collect such amount for such period or for any subsequent period. Nothing contained in this paragraph shall be constructed so as to reduce the Base Rent.

Every statement given to Tenant by Landlord under this Lease, including, without limitation, any statement given to Tenant pursuant to Paragraph 4.3, shall be conclusive and binding on Tenant unless within forty-five (45) days after the receipt of such statement, Tenant notified Landlord that Tenant disputes the correctness of such statement, specifying the particular respects in which the statement is claimed to be incorrect. Pending the determination of such dispute by agreement between Landlord and Tenant, Tenant shall within thirty (30) days after receipt of such statement, pay the amounts set forth in such statement in accordance with such statement and such payment shall be without prejudice to Tenant's position. If such dispute exists and it is subsequently determined that Tenant has paid amounts in excess of those then due and payable under this Lease, Landlord, at Landlord's option, shall either apply such excess to an amount to become payable under this Lease or return such excess to Tenant. Landlord shall grant to an independent certified public accountant retained by Tenant reasonable access to Landlord's books and records for the purpose of verifying Operating Expenses incurred by Landlord at Tenant's expense.

                                  ARTICLE FIVE

                                Security Deposit

5.1 Payment and Refund. On the date of Signing this Lease, Tenant shall deposit with Landlord the Security Deposit as security for the faithful performance by Tenant under this Lease. The Security Deposit shall be returned (without interest) to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest under this Lease) after the expiration of the Term or earlier termination of this Lease and delivery of possession of the Leased Premises to Landlord in accordance with Paragraph 18.2 if, at such time, Tenant is not in default under the Lease. If Landlord's interest in the Lease is conveyed, transferred or assigned, Landlord shall transfer or credit the Security Deposit to Landlord's successor in interest, and Landlord shall be released from any liability for the return of the Security Deposit. Landlord may intermingle the Security Deposit with Landlord's own funds, and shall not be deemed to be a trustee of the Security Deposit. If Tenant fails to timely pay or perform any obligation under this Lease, Landlord may, prior to, concurrently with or subsequent to, exercising any other right or remedy, use, apply or retain all or any party of the Security Deposit for the payment of any monetary obligation due under this Lease, or to compensate Landlord for any other expenses, loss or damage which Landlord may incur by reason of Tenant's failure, including any damage or deficiency in the reletting of the Leased Premises. If all or any portion of the Security Deposit is so used, applied or retained, Tenant shall immediately deposit with Landlord cash in an amount sufficient to restore the Security Deposit to the original amount. Landlord may withhold the Security Deposit after the expiration of the Term or earlier termination of the Lease until Tenant has paid in full Tenant's Share of Operating Expenses for the Operating Year in which such expiration or earlier termination occurs. The Security Deposit is not a limitation on Landlord's damages or other rights under this Lease, a payment of liquidated damages or prepaid rent and shall not be applied by Tenant to the rent for the last (or any) month of the term, or to any other amount due under this Lease. If this Lease is terminated due to any default of Tenant, any portion of the Security Deposit remaining at the time of such termination shall immediately inure to the benefit of Landlord as partial compensation for the costs and expenses incurred by Landlord in connection with this Lease and shall be in addition to any other damages to which Landlord is otherwise entitled.

                                   ARTICLE SIX

                         Use and Care of Leased Premises

6.1 Use. Tenant shall in good faith continuously throughout the Term of this Lease conduct and carry on in the entire Leased Premises the type of business described in Section 1.1(p) and the Leased Premises shall not be used for any other purpose. Tenant shall use Tenant's Trade Name in the transaction of business in the Leased Premises. Tenant shall not sell, display or solicit sales in the Common Areas. Tenant shall not use or permit the use of any vending machines or public telephones on, at, or about the Leased Premises except any located in non-public areas for the benefit of Tenant's employees, without the prior written consent of Landlord. Tenant shall not commit waste, perform any acts or carry on any practices which may injure the Building or be a nuisance or menace to other tenants in the Building.

6.2 Compliance With Law. In the use and occupancy of the Leased Premises, Tenant shall comply with all laws and ordinances and all valid rules and regulations of the United States; all governmental units or agencies having jurisdiction and any other applicable government or agency thereof and all requirements of any public or private agency having authority over insurance rates.

6.3 Temperature. Tenant shall at all times keep the Leased Premises at a temperature sufficiently high to prevent freezing of water pipes and fixtures.

6.4 Hazardous Materials. Tenant agrees that Tenant, its agents and contractors, licensees, or invitees shall not handle, use, manufacture, store or dispose of any flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives (collectively "Hazardous Materials") on, under, or about the Leased Premises, without Landlord's prior written consent (which consent may be given or withheld in Landlord's sole discretion), provided that Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials, which products are of a type customarily found in offices and households (such as aerosol cans containing insecticides, toner for copies, paints, paint remover, and the like), provided further that Tenant shall handle, store, use and dispose of any such Hazardous Materials in a safe and lawful manner and shall not allow such Hazardous Materials to contaminate the Leased Premises or the environment.

6.5 Hold Harmless. Without limiting the above, Tenant shall reimburse, defend, indemnify and hold Landlord harmless from and against any and all claims, losses, liabilities, damages, costs and expenses, including without limitation, loss of rental income, loss due to business interruption, and attorneys' fees and costs, arising out of or in any way connected with the use, manufacture, storage, or disposal of Hazardous Materials by Tenant, its agents or contractors on, under or about the Leased Premises, including without limitation the costs of any required or necessary investigation, repair, cleanup or detoxification and the preparation of any closure or other required plans in connection herewith, whether voluntary or compelled by governmental authority. The indemnity obligations of Tenant under this clause shall survive any termination of the Lease.

6.6 Third Parties. Notwithstanding anything set forth in this Lease, Tenant's obligation under Paragraph 6.5 shall apply only to Hazardous Materials brought on the Leased Premises by Tenant or the agents or contractors during the Lease Term and during any other periods of time during which Tenant is in actual or constructive possession of the Leased Premises. Tenant shall take reasonable precautions to prevent the contamination of the Leased Premises with Hazardous Materials by third parties.

                                  ARTICLE SEVEN

                                Tenant's Covenant

7.1 Conduct of  Business.  Tenant shall use space as stated in  accordance  with
Section 1.1(p).

7.2 Nuisance. (i) will keep all mechanical apparatus free of vibration or noise which may be transmitted beyond the confines of the Leased Premises; (ii) will not cause or permit odors to emanate from the Leased Premises; (iii) will not load or unload or permit the loading or unloading of merchandise, supplies or other property except within the area designated by Landlord from time to time; and (iv) will not permit the parking or standing outside of such designated area, of trucks, trailers or other vehicles or equipment engaged in such loading or unloading; (v) Tenant has the right to ship small to medium freight from the Leased Premises via overnight carriers.

7.3 Cleanliness. Tenant (i) will keep the inside and outside of all glass in the doors and windows of the Leased Premises; (ii) will replace promptly at its own expense with glass of like kind and quality any plate or window glass; (iii) will replace doors or door hardware of the Leased Premises which may for any reason become cracked or broken; (iv) will maintain the Leased Premises in a clean, orderly and sanitary conditions and free of insects, rodents, vermin, and other pests; (v) will not permit undue accumulation of garbage, trash, rubbish or other refuse in the Leased Premises; (vi) will keep such refuse in proper containers inside the Leased Premises until such time as same is called for to be removed, and (vii) will cause diffusers and grease traps (if any) to be cleaned not less frequently than monthly and fire extinguisher to be checked not less frequently than annually.

                                  ARTICLE EIGHT

                   Maintenance and Repair of Leased Premises,
                   Alterations and Landlord's Right of Access

8.1(a) Landlord's Responsibility. Landlord shall keep the foundation, the roof and the exterior walls of the Leased Premises (except plate glass doors, door closures, door frames, store fronts, windows and window frames located in exterior building walls) in good repair, except that Landlord shall not be required to make any repairs occasioned by the act or neglect of Tenant, its permitted assignees, sublessees, servants, agents, employees, licensees, or concessionaires or the servants, agents, employees, licensees, or concessionaires of Tenant's permitted assignees or sublessees or any damage caused by or as a result of Tenant's occupancy of Leased Premises, or any damage caused by break-in, burglary, or other similar acts in or to the Leased Premises. In the event that the Leased Premises shall become in need of repairs required to be made by Landlord hereunder, Tenant shall give prompt written notice thereof to Landlord, and Landlord shall not be responsible in any way for failure to make any such repairs until a reasonable time shall have elapsed after the giving of such written notice.

         (b) Landlord's Responsibility (covered under "CAM"). Landlord shall at its sole cost and expense and discretion of the CAM fee, keep the Leased Premises in a safe, sightly, and serviceable condition, and hereof, make all needed maintenance, repairs, and replacements for the proper operation of Tenant's business within the leased premises, including, but not limited to, all maintenance, repairs, and replacements to (i) the heating, ventilating, and air conditioning system serving the Leased Premises; (ii) all plumbing and sewage facilities within the Leased Premises, including free flow up to the connection to the main sewer line; (iv) all electrical systems serving the Leased Premises (whether or not located within the Leased Premises); (v) all sprinkler systems serving the Leased Premises; (vi) all repairs, replacements, or alterations required by any governmental authority (including, but not limited to), alterations as shall be required for compliance with the Americans with Disabilities Act of 1990, as now or hereafter amended, and the rules and regulations from time to time promulgated thereunder.

8.2 Tenant Responsibility. Tenant shall, at its sole costs and expense, keep the Leased Premises in a safe, sightly, and serviceable condition hereof, make all needed maintenance, repairs, and replacements for the proper operation of Tenant's business within the Leased Premises, including, but not limited to, all maintenance, repairs, and replacements to (i) all trade fixtures within the Leased Premises; (ii) all interior walls, floors, and ceilings; (iii) any of Tenant's Work; (iv) all necessary repairs and replacement of Tenant's trade fixtures required for the proper conduct and operation of Tenant's business.

8.3 Tenant Alterations and Repairs. Tenant shall not make any alterations, additions or replacements to the Leased Premises, or any repairs required of Landlord under Paragraph 8.1 of this Lease, without the prior written consent of Landlord, except for Tenant's Work and the installation of unattached moveable fixtures which may be installed without drilling, cutting, or otherwise defacing the Leased Premises. All alterations, additions and improvements made in and to the Leased Premises and all floor covering that is cemented or adhesively fixed to the floor and all fixtures (other than trade fixtures) which are installed in the Leased Premises shall remain in and be surrendered with the Leased Premises and shall become the property of Landlord at the expiration or earlier termination of this Lease. So long as Tenant is not in default hereunder, Tenant shall have the right to remove its trade fixtures from the Leased Premises, provided that Tenant shall repair and restore any damage to the Leased Premises, caused or occasioned by such removal.

8.4 Approval of Work. All Tenant's work and all repairs, alterations, additionals and improvements done by Tenant within the Leased Premises shall be performed in a good and workmanlike manner, in compliance with all governmental requirements, and at such times and in such manner as will cause a minimum of interference with other construction in progress and with the transaction of other tenants in the Building. Whenever Tenant proposes to do any construction work within the Leased Premises, Tenant shall first furnish to Landlord plans and specifications covering such work in such detail as Landlord may reasonably request. Such plans and specifications shall comply with such requirements as Landlord may from time to time prescribe to construction within the Building and shall be in compliance with all applicable laws and governmental and quasi-governmental rules and regulations, including without limitation, the Americans with Disabilities Act of 1990, as now or hereafter amended. In no event shall any construction work be commenced within the Leased Premises without Landlord's written approval of such plans and specifications. Landlord's approval shall be conclusively deemed given unless Landlord objects or comments within thirty (30) days following tender of said plans and specifications. At least thirty (30) days prior to the commencement of any approved construction work, Tenant agrees to deliver or cause to be delivered to Landlord, policies or certificates of insurance in companies licensed to do business in the state in which the Building is located, and in a form satisfactory to Landlord, providing public liability insurance coverage of not less than $2,000,000 single limit coverage, said policy or policies naming Tenant, its general contractor, all subcontractors, Landlord and its employees as insured parties and covering any and all liability arising out of or in any manner connected with the work to be performed on the Leased Premises by Tenant and additionally Tenant shall deliver a policy or certificate of insurance evidencing worker's compensation coverage. All such certificates and policies shall provide that Landlord shall be given a minimum of thirty (30) days written notice by any insurance company prior to cancellation, termination or change of any coverage.

8.5 Inspection. Landlord shall have the right, but not the duty, to enter the Leased Premises at any time for the purpose of inspecting the same, or of making repairs to the Leased Premises, or of making repairs, alterations, or additions to adjacent property, or of showing the Leased Premises to lenders or prospective lenders or to prospective purchaser or tenants with (24) hours notice, except in the case of emergency. Landlord may place "For Rent" signs on the windows of the Leased Premises ninety (90) days prior to the expiration of the Lease.

8.6 Liens. Tenant shall not suffer or permit any materialmen's, mechanics' artisans' or other liens to be filed or placed or exist against the land or building or which the Leased Premises are a part, or Tenant's interest in the Leased Premises by reason of work, services or materials supplied or claimed to have been supplied to Tenant or anyone holding the Leased Premises or any part thereof through or under the Tenant, and nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, expressed or implied, to any contractor, subcontractor, laborer or materialmen to the performance of any labor or the furnishing of any materials for any improvements, alterations or repairs of the Leased Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services of the furnishing of any materials that would give rise to the filing of a materialmen's, mechanics' or other lien against the Leased Premises or the Building. If any such lien should, at any time, be filed, Tenant shall cause the same to be discharged of record within fifteen (15) days after the date of filing the same. If Tenant shall fail to discharge such lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by a deposit in court or by posting a bond. Any amount paid by Landlord by any of the aforesaid purposes, or for the satisfaction of any other lien not caused by Landlord, and all reasonable expenses of Landlord in defending any such action or in procuring the discharge of such lien, shall be deemed additional rent hereunder and shall be repaid by Tenant to Landlord on demand.

8.7 Tenant Liability. Landlord shall not be liable to Tenant for any interruption of Tenant's business or inconvenience caused Tenant or Tenant's permitted assignees, sublessees, customers, invitees, employees, licensees or concessionaires in the Leased Premises on account of Landlord's performance of any repair, maintenance or replacement in the Leased Premises or any other work therein pursuant to Landlord's right or obligations under the Lease.

                                  ARTICLE NINE

                                      Signs

9.1 Modifications Prohibited. Tenant shall not (i) paint, decorate or make any changes to the front of the Leased Premises, (ii) install any exterior lighting, awning, or protrusions, or any exterior signs, advertising matter, decorations or painting, (iii) install any drapes, blinds, shades or other coverings on exterior windows and doors, (iv) affix any window or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Leased Premises, excepting only dignified displays of customary type. All approved signs or letterings on doors shall be printed, painted and affixed at the sole cost of Tenant by a person approved by Landlord, and shall comply with the requirements of the governmental authorities having jurisdiction over the Building. Tenant shall at all times keep all signs in good condition, in proper operating order and in accordance with all applicable government regulations. Landlord may, at Tenant's cost, and without notice or liability to Tenant, enter the Leased Premises and remove any item erected in violation of this Paragraph 9.1. Landlord may establish rules and regulations governing the size, type and design of all such items and Tenant shall abide by such rules and regulations. Use of roof of the Leased Premises is reserved to Landlord, and Landlord may install upon the roof equipment, signs, antenna, displays, and other objects and may construct additional space above the Leased Premises, provided any such use does not unreasonably interfere with Tenant's occupancy of the Leased Premises.

If Landlord should undertake any remodeling or renovation of the Building, which requires modification of Tenant's signs, then Tenant shall, if required by Landlord, conform to the standard Sign Criteria used for such remodeling or renovation.

                                   ARTICLE TEN

                                    Utilities

10.1 Landlord Provider. Landlord agrees to cause to be provided such mains, conduits and other facilities necessary to supply electricity, water, sewer, telephone and gas (if available) to the Leased Premises, in accordance with and subject to any special provisions contained in Exhibit "B".

10.2 Tenant Responsibility. Tenant shall promptly pay all charges for telephone furnished to the Leased Premises, including any and all connection fees, or a portion thereof, attributable to Tenant's use of such services. Tenant shall for all other utilities to the unit through the monthly CAM assessment.

10.3 Interruption. Landlord shall not be liable in the event of any interruption in the supply of any utilities. Tenant agrees that it will not install any equipment which will exceed or overload the capacity of any utility facilities serving the Leased Premises and that if any equipment installed by Tenant shall require additional utility facilities, the same shall be installed at Tenant's expense in accordance with plans and specifications to be approved in writing by Landlord.

10.4     Deleted.

                                 ARTICLE ELEVEN

                           Indemnity and Non-Liability

11.1 Hold Harmless. Tenant does hereby agree to indemnify and hold harmless Landlord from and against any and all liability for any injury or the death of any person or persons or any damage to property in any way arising out of or connected with the condition, use or occupancy of the Leased Premises, or in any way arising out of the activities of Tenant, its permitted assigns or sublessees or of the respective agents, employees, licensees, concessionaires or invitees of Tenant in the Leased Premises, Common Areas or other portions of the Building and from all costs, expenses and liabilities, including but not limited to court costs and reasonable attorney's fees, incurred by Landlord in connection therewith, excepting however, liability caused by Landlord's gross negligence.

11.2 Non-Liability. Tenant covenants and agrees that Landlord shall not be liable to Tenant for any injury to or death of any person or persons or for damage to any property of Tenant, or any person claiming through Tenant, arising out of any accident or occurrence in the Leased Premises or any other portion of the Building, including, without limiting the generality of the foregoing, injury, death or damage caused by the Leased Premises or other portions of the Building becoming out of repair or caused by any defect in or failure of equipment, pipes, or wiring, or caused by broken glass, or caused by the backing up of drains, or caused by gas, water, steam, electricity, or oil leaking, escaping or flowing into the Leased Premises, or caused by fire or smoke, or caused by the acts of omissions of other tenants of the Building, excepting however, liability caused by Landlord's gross negligence.

11.3 Loss. Landlord shall not be responsible or liable at any time for any loss or damage to Tenant's merchandise, equipment, fixtures or other personal property or to Tenant's business.

                                 ARTICLE TWELVE

                                    Insurance

12.1 Party. As used in this Article, the term "Insuring party" shall mean the party who has the obligation to obtain the insurance required hereunder. Where the insuring party is Tenant, Tenant shall pay the cost of such insurance directly, where the insuring party is Landlord, such cost shall be included in the Operating Expenses, unless otherwise provided herein.

12.2 (a)... Landlord Responsibility. Landlord, as insuring party, under this Article, shall obtain and keep in force during the Term of this Lease an insurance policy or policies of all-risk fire, extended coverage, theft, vandalism, malicious mischief and other casualty, covering loss or damages to the Building and the Common Areas, as well as all improvements thereto, structural improvements to and permanent fixtures in the Leased Premises, including the heating, air-conditioning and ventilation system originally installed in the Leased Premises ("HVAC") to the extent of at least eighty percent (80%) of their replacement cost. Landlord shall not be responsible for insuring carpeting installed in the Leased Premises.

       (b).... Common  Areas.  Landlord,  as the  insuring  party  under this
Article, shall also obtain and keep in force during the Term of this Lease such other insurance in such amounts and with such policy provisions as if shall deem necessary or appropriate, including without limitation, the following:
Comprehensive commercial general liability insurance pertaining to the Building death and property damage arising or occurring therein, worker's compensation insurance covering Landlord's personnel, fidelity bonds for Landlord's personnel; insurance against liability for assault and batter, defamation and claims of false arrest; and plate glass insurance for glass exclusively securing the Common Areas or not otherwise payable by particular tenants.

       (c).... Reimbursement.   Tenant  shall  reimburse   Landlord  for  any
increase in the cost of any of Landlord's insurance pertaining to the Building if said increase is caused by or results from Tenant's use or occupancy of the Leased Premises, the breach of this Lease by tenant, or the acts, omissions, or negligence of Tenant, its agents, employees, officers, concessionaires, licensees, assignees, subtenants, customers, invitees, contractors or subcontractors.

12.3 Tenant's Responsibility. Tenant shall, at Tenant's sole cost and expense, obtain and maintain in force during the Term of this Lease the following insurance coverage with respect to the insurable losses contemplated by this section, insuring Landlord, Tenant and any lender of record encumbering the Leased Premises.

         (a)......All   Risk.  Against  fire,   extended  coverage,   vandalism,
malicious mischief perils, and standard "all risk" protection with replacement cost endorsement on tenant's personally and trade fixtures in the Leased Premises including but not limited to carpeting, furnishings, equipment, excluding HVAC equipment, furniture, inventory , and stock, "all risk" protection includes, but is not limited to, sprinkler leakage, vandalism and malicious mischief perils.

         (b)......Electrical.  Coverage  under this section shall also extend to miscellaneous electrical apparatus and all other insurable objects owned or operated by Tenant or by others (other than Landlord) on behalf of Tenant in the Leased Premises, or relating to or serving the Leased Premises.

         (c)......Liability. Against any liability arising out of the ownership, use, occupancy, operation, or conduct of business from, or maintenance of, the Premises and all areas appurtenant thereto; such insurance shall be on an occurrence rather than a claims-made basis and shall be in the form of a combined single limit comprehensive commercial general liability insurance policy in an amount as stated in Paragraph 1.1(s), and to insure performance by Tenant of the indemnity provisions of the Lease, and to contain a broad form general liability endorsement, it being further understood and agreed to by Tenant that reasonable opinion of Landlord, the amount of liability insurance required hereunder is not adequate; provided, however, that in no event shall the amount of the liability insurance increase by more than fifty percent (50%) the amount thereof during the preceding year of the Term of this Lease, and provided further, the failure of Landlord to require additional insurance coverage shall not be deemed to relieve Tenant from any obligations under this Lease.

         (d)......Interruptions.  Business interruption insurance in such amount as will reimburse Tenant for direct or indirect loss of earnings attributable to all such perils insured against and cover Tenant's obligation to the Base Rent, Percentage Rent, and Operating Expenses due Landlord during said interruption, and,

         (e)......Worker's Compensation.  Worker's compensation insurance in the statutorily required amounts covering all Tenant's employees working in the Leased Premises.

12.4 Reimbursement. The limits of Tenant's insurance shall not limit the liability of Tenant under this Lease. If Tenant shall fail to procure or maintain any insurance required of Tenant hereunder, Landlord may, at its sole option, but shall not be required to, procure and maintain the same at the cost and expense of Tenant, and Tenant agrees to reimburse Landlord for same as additional rent due hereunder within fifteen (15) days after receiving notice of the amount thereof from Landlord.

12.5 Standard. All insurance required hereunder shall be by companies holding a "General Policyholders Rating" of A or better as set forth in the most current issue of "Best's Insurance Guide". The insuring party shall deliver to the other party copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No insurance policy of Tenant shall be cancelable, non-renewed, or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Landlord. If Tenant is the insuring party, Tenant shall, within fifteen (15) days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies Tenant is required to maintain under this Lease.

12.6 Waiver. All fire and extended coverage insurance carried by Landlord on Tenant covering losses arising out of destruction of or damage to the Leased Premises or its contents or to the other portions of the Building shall, to the extent reasonably obtainable, without additional premium, provide for waiver of subrogation against Landlord, Tenant and other tenants in the Building, on the part of the insurance carrier. Should an additional premium be charged, the party benefiting from said waiver shall reimburse the party obtaining said waiver for the cost of said additional premium, failing which there shall be no obligation to obtain the waiver of subrogation otherwise required hereunder. Evidence of the existence of such waiver will be furnished by either party to the other party on request.

12.7 Lender Coverage. Notwithstanding any provisions to the contrary contained in this Lease, the insuring party shall also provide insurance against damage by such other perils as any party holding a mortgage, deed to secure debt, deed of trust or other instrument in the nature thereof on the Building including the Leased Premises, may from time to time require.

12.8 Applicable. If at any time during the Term of this Lease the insuring party shall have in full force and effect a blanket policy of general liability insurance an d/or property insurance as applicable, which complies with the requirements described above applicable to such insuring party, as well as coverage of other premises and properties of the insuring party or in which the insuring party has some interest, such blanket insurance shall satisfy the requirements hereof.

                                ARTICLE THIRTEEN

                               Damage by Casualty

13.1 Notice, Restoration. Tenant shall give immediate written notice to Landlord of any damage to the Leased Premises caused by fire or other casualty, and if Landlord does not elect to terminate the Lease as hereinafter provided, Landlord shall proceed with reasonable diligence and at its sole cost and expense to rebuild and repair the Leased Premises. Notwithstanding the foregoing, in the event that (i) the insurance proceeds collected by Landlord in connection with such damage and destruction shall be insufficient to make such restoration, (ii) the building in which the Leased Premises are located shall be destroyed or substantially damaged by casualty not covered by standard fire or extended coverage insurance, (iii) said building, in which the Leased Premises are located shall be destroyed or rendered untenantable by any casualty to the extent of at least fifty percent (50%) of the Gross Rentable Area of said building, (iv) Landlord shall not have actual and unconditional receipt of the insurance proceeds payable in connection with such damage and destruction, (v) the holder of any mortgage deed to secure debt, deed of trust, or other instrument in the nature thereof which encumbers Landlord's interest hereunder or in the Leased Premises shall require that such proceeds shall be applied against any indebtedness owed to such holder, or (vi) there shall be less than two (2) years remaining in the Term, or any extension or renewal thereof, then, in any of such events, Landlord may elect either to terminate the Lease or to proceed to rebuild and repair the Leased Premises. Landlord shall give written notice to Tenant of such election within ninety (90) days after th e occurrence of such casualty.

13.2 Liability of Parties. Landlord's obligation to rebuild and repair the Leased Premises under this Article Thirteen shall in any event be limited to restoring Landlord's Work to substantially the condition in which the same existed prior to the casualty and Tenant agrees that promptly after the completion of such work by Landlord, Tenant will proceed with reasonable diligence and at its sole cost and expense to restore Tenant's Work to substantially the condition in which the same existed prior to the casualty.

13.3 Reconstruction. Tenant agrees that during any period of reconstruction or repair of the Leased Premises, it will continue the operation of its business within the Leased Premises to the extent practicable. During the period from the occurrence of a casualty until Landlord's repairs are completed, the Base Rent shall be reduced and abated in proportion to the amount of Gross Rentable Area of the Leased Premises which is tendered untenantable as a result of such casualty, provided, however, that if such damage or destruction is caused by the intentional or negligent acts or omissions by Tenant, its permitted assignees, sublessees, servants, agents, employees, licensees, or concessionaires, or the servants, agents, employees, licensees, or concessionaires of Tenants permitted assignees or sublessees, the, and in that event, the Base Rent shall not abate. Tenant shall not be entitled to and hereby waives, releases, and relinquishes any and all claims against Landlord for any compensation or damage for loss of use of all or any part of the Leased Premises or for any inconvenience or annoyance occasioned by any such damage, destruction, repair, or restoration of the Leased Premises.

13.4 Termination. In the event that fifty percent (50%) or more of the Gross Rentable Area of the Building shall be destroyed or substantially damaged by any casualty, notwithstanding that the Leased Premises may be unaffected by such casualty, Landlord may terminate this Lease by giving to Tenant thirty (30) days prior written notice of Landlord's election to do so, which notice shall be given if at all, within ninety (90) days following the date of said occurrence. Rent shall be adjusted as of the date of such termination.

                                ARTICLE FOURTEEN

                                 Eminent Domain

14.1 Termination Upon Taking. If more than ten percent (10%) of the Gross Rentable Area of the Leased Premises is taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase under threat thereof, this Lease shall terminate upon the election of either party effective on the date possession of a portion of the Leased Premises is taken by the condemning authority.

14.2 Rent Reduction. If less than ten percent (10%) of the Gross Rentable Area of the Leased Premises is taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase under threat thereof, this Lease shall not terminate, or if more than ten percent (10%) of the Gross Rentable Area of the Leased Premises is so taken and the Lease is not terminated in accordance with Section 13.1, then in either of such events the Base Rent (but not Percentage Rental) payable hereunder during the unexpired portion of the Term shall be reduced by the percentage which the area taken bears to the area of the Leased Premises prior to the date possession of such portion of the Leased Premises is taken by the condemning authority.

14.3 Common Area. If any portion of the Common Area should be taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase under threat thereof, th is Lease shall not terminate, nor shall the rent payable hereunder be reduced, nor shall Tenant be entitled to any part of the award to such taking, except that either Landlord or Tenant may terminate this Lease if the area of the Common Areas remaining following such taking, plus any additional parking area provided within a reasonable time by Landlord in reasonable proximity to t he Building, shall be less than as stated in Paragraph 14.1.

14.4 Notice. Any election to terminate this Lease following condemnation, shall be evidenced by written notice of termination, delivered to the other party within thirty (30) days after the date by which both Landlord and Tenant are notified of such taking or such sale, and, in the event that neither Landlord nor Tenant shall so exercise such election to terminate the Lease, then this Lease shall continue in full force and effect.

14.5 Repairs. If this Lease is not terminated following any condemnation, Landlord shall make all necessary repairs or alterations within the scope of Landlord's Work, necessary to make the Leased Premises an architectural whole, and Tenant agrees that promptly after completion of such work by Landlord, Tenant will proceed with reasonable diligence and at its sole cost and expense to make all necessary repairs or alterations within the scope of Tenant's work necessary to make the Leased Premises an architectural whole.

14.6 Compensation. All compensation awarded for any taking (or the proceeds of private sale under threat thereof), whether for the whole or a part of the Leased Premises, shall be the property of Landlord, whether such award is compensation for damage to Landlord's or Tenant's interest in the Leased Premises, and Tenant hereby assigns all of its interest or any such award to Landlord, provided, however, Landlord shall have no interest in any award made to Tenant for loss of business, for the taking of Tenant's fixtures and personal property within the Leased Premises, or for moving expenses, if a separate award for such items is made to Tenant.

                                 ARTICLE FIFTEEN

                            Assignment and Subletting

15.1  Consent  Required.  Tenant,  for  itself,  its  heirs,  its  distributees, executors, administrators, legal representatives, successors, and assigns, covenants that it will not assign, mortgage or encumber the Lease, nor sublease or permit the Leased Premises or any part of the Leased Premises to be used or occupied by others, without the prior written consent of Landlord in such instance. Landlord shall not unreasonably delay or withhold said approval. The transfer of control or of a majority of the issued and outstanding capital stock of any corporate tenant or subtenant of this Lease or a majority interest in any partnership tenant or subtenant whether in a single transaction or in a series of transactions, will be an assignment of the Lease or of such sublease requiring Landlord's prior written consent in each instance, provided that Landlord's consent shall not be required in the event of demise and inheritance. The transfer of outstanding capital stock of any corporate tenant for purposes of this Article, will not include any sale of such stock by persons other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1923 as amended, and which sale is effected through the "over-the-counter-market" or through any recognized stock exchange.

15.2 Conditions. Landlord and Tenant hereby agree that the granting of consent by Landlord shall be preconditioned upon the fulfillment of the following, and other reasonable, requirements of Landlord.

         (a)......Landlord  shall be  provided  with at least  thirty  (30) days written notice prior to any proposed assignment or subletting.

         (b)......Tenant  shall remain  liable  under this Lease until  released from obligations of t his Lease in writing by the Landlord.

         (c)......Any  proposed  assignee or sublessee shall assume in a writing acceptable to Landlord, all of the obligation of Tenant hereunder.

         (d)......No  use  shall be  employed  in  connection  with  the  Leased
Premises other than the permitted use set forth in this Lease.

         (e)......The  Leased Premises shall remain intact. Any alterations must be approved in writing by the landlord, which approval will not be unreasonably delayed or withheld.

         (f)......The   use   of   the   Leased   Premises   by   the   proposed
subtenant/assignee will not violate or create any potential violation of any laws, nor will it violate any other agreements affecting the Leased Premises, Landlord or other tenants of the Building, and

         (g)......The  proposed  assignee or sublessee  will not create  traffic congestion or an unreasonable burden on existing parking.

15.3 Hazardous Materials. It shall not be unreasonable for Landlord to withhold its consent to any proposed assignment or sublease if (i) the proposed assignee's or sublessee's anticipated use of the Leased Premises involves the generation, storage, use, treatment or disposal of Hazardous Materials; (ii) the proposed assignee or sublessee has been required by any prior Landlord, lender, or governmental authority to take remedial action in connection with Hazardous Materials contaminating a property if the contamination resulted from such assignee's or sublessee's actions or use of the property in question; or (iii) the proposed assignee or sublessee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal, or storage of Hazardous Material.

15.4 Tenant Responsible. Any assignment or sublease in violation of this Article shall be void. If this Lease is assigned, or if the Leased Premises or any part of the Leased Premises are subleased or occupied by anyone other than Tenant, Landlord may, after default by Tenant collect rent from the assignee, subtenant or occupant, and apply the net amount collected to Base Rent. No assignment, sublease, occupancy, or collection will be deemed (a) a waiver of the provisions of this Article or (b) the acceptance of the assignee, subtenant, or occupant as tenant, or (c) release Tenant from the further performance by Tenant of covenants on the part of Tenant contained in this Lease. The consent by Landlord to an assignment or sublease will n to be construed to relieve Tenant from obtaining Landlord's prior written consent in writing to any further assignment or sublease. No permitted subtenant will assign or encumber its sublease of further sublease all or any portion of its subleased space, or otherwise permit the subleased space or any part of its subleased space to be used or occupied by others, without Landlord's prior written consent in each instance.

15.5 Waiver. Tenant will not be entitled to make, or will Tenant make, any claim, and Tenant by this Paragraph 16 waives any claim, for money damages (nor will Tenant claim any money damages by way of set-off, counterclaim or defense) based upon any claim connected with Landlord's non-granting of consent to a proposed assignee or sublessee of Tenant. Tenant's sole remedy will be an action or proceeding to enforce any such provision, or for specific performance, injunction, or declaratory judgment.

                                 ARTICLE SIXTEEN

                                      Taxes

16.1 Personal Property Taxes. Tenant shall be liable to and shall pay all taxes levied against its personal property, fixtures, and Tenant's Work in the Leased Premises. If taxes to which Tenant is liable hereunder are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of any such terms and Landlord elects to pay the taxes based on such increase, Tenant shall pay to landlord an additional rent, upon demand that part of such taxes to which Tenant is liable hereunder.

16.2 Real Property Taxes. Tenant agrees to pay as additional rent, its share of general real estate taxes, assessments, and governmental charges levied against the Building for each calendar year beginning with the Rental Commencement Date and during the Lease Term and any renewals or extensions thereof. Said taxes, assessments, and governmental charges shall be appropriately pro-rated during the first and last years of the Lease Term if such years are less than full calendar years. The proportionate share to be paid by Tenant shall be that percentage of said general real estate taxes, assessments, and governmental charges which the Gross Rental Area of the Leased Premises bears to the Gross Rentable Area of the Building. Landlord may, at its option, make monthly or other periodic charges based upon the estimated annual taxes, payable in advance, but subject to adjustment after receipt of the tax statement by Landlord. Landlord shall have the sole, absolute and unrestricted right, but not the obligation, to contest the validity or amount of any tax, assessment to governmental charge to appropriate proceedings, and Tenant shall pay its proportionate share of the costs incurred by Landlord in the course of such proceedings as additional rent.

16.3 Rental Taxes. Tenant agrees to pay as additional rent, any rent tax or other tax imposed upon rent payments or imposed upon Landlord based upon rent payments by Tenant to Landlord; however, Tenant shall not be required to pay any income tax of Landlord.

                                ARTICLE SEVENTEEN

                              Defaults and Remedies

17.1 Interest. Any installment of rent or any other charge or money obligation herein required to be paid by Tenant which is not paid when due shall be subject to a late fee of (4%) of the late payment to be assessed on the Fifth day such payment is due. All unpaid amounts overdue (30) days shall bear interest at the rate of eighteen percent (18%) per annum or at the maximum rate allowed by law, whichever is less, from the due date until paid and the Landlord may treat any such charge or money obligation as additional rent hereunder, or Tenant shall, pay a processing charge for late payments of Fifty Dollars ($50.00). Tenant shall either pay interest on the late rent or pay the late fee, which ever is the greater amount.

17.2 Events of Default. The occurrence of any of the following shall constitute an event of default hereunder by Tenant:

         (a)......The  rent payable under this Lease  (including  Base Rent, and any additional rent) or any other sum of money due hereunder is not paid when due and such failure to pay continues to more than five (5) days after Tenant's receipt of notice thereof from Landlord. Provided however, that Landlord shall not be required to provide Tenant with the notice and five-day period set forth in the Subparagraph 18.2(a) more than three (3) times during the Term of this Lease, and the fourth and each subsequent failure to timely pay such sums shall immediately constitute an event of default hereunder.

         (b)......The  Leased  Premises are  deserted,  vacated,  or not used as regularly or consistently as would normally be expected for similar premises put to the same or similar purposes as set forth herein, even though the Tenant continues to pay the stipulated rent, and such condition is not corrected within
(10) days of Tenant's receipt of notice thereof from Landlord. Provided however, that Landlord shall not be required to provide Tenant with the notice and ten day period set forth in this Subparagraph 17.2(b) more than once during the Term of this Lease and the second and each subsequent occurrence of such condition shall immediately constitute an event of default hereunder.

         (c)......Tenant files any petition for debt relief under any section or chapter of the national or federal Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar act.

         (d)......Any  petition  is filed  against  Tenant  under any section or chapter of the national or federal Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar act, and such petition is not dismissed within sixty (60) days after the date of such filing.

         (e)......Tenant  shall become insolvent or transfer property to defraud creditors.

         (f)......Tenant makes material  misrepresentations to Landlord prior to or contemporaneously with the execution of this Lease.

         (g)......Tenant shall make an assignment to the benefit of creditors.

         (h)......A  receiver is  appointed  to any of Tenant's  assets and such receiver is not removed within (60) days of Tenant's receipt of notice from Landlord to obtain such removal.

         (i)......A  lien is filed  against the Leased  Premises  or  landlord's estate therein by reason of any work, labor, services or materials performed or furnished or alleged to have been performed or furnished, for or to Tenant or anyone holding the Leased Premises by, through or under Tenant, and Tenant fails to cause the same to be vacated and cancelled of record, or bonded off in accord with the provisions of this Lease, within twenty (20) days after the filing date thereof, or,

         (j)......Tenant  fails to observe,  perform and keep each and every one of the covenants, agreements, provisions, stipulations, and conditions contained in this Lease to be observed, performed and kept by Tenant, including without limitation the "Rules and Regulations" for the project of which the Leased Premises is a part, and unless otherwise specified herein, Tenant persists in such failure for twenty (20) days after receipt of notice by Landlord requiring that Tenant correct such failure.

17.3 Landlord Options. Upon the occurrence of an event of default, Landlord shall have the option to do and perform any one or more of the following, in addition to, and not in limitation of, any other right or remedy available to Landlord at law or in equity or elsewhere under the Lease.

         (a)......Terminate.  Termination  of this Lease,  in which event Tenant shall immediately surrender the Leased Premises to Landlord, but if Tenant shall fail to do so, Landlord may, without further notice and without prejudice to any other remedy Landlord may have for possession or arrearages in rent, enter upon the Leased Premises and expel or remove Tenant and Tenant's effects, by force if necessary, without being subject to prosecution or liable for any claim for damages therefor, and Tenant agrees to indemnify Landlord for all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the leased Premises or through decrease in rent, or otherwise, and/or

         (b)......Enter.  Terminate  Tenant's  right of possession of the Leased
Premises without terminating this Lease, and enter the Leased Premises as the agent of Tenant, by force if necessary, without being subject to prosecution or liable for any claim for damages therefor, and relet the Leased Premises as the agent of Tenant, by force if necessary, without being subject to prosecution or liable for any claim for damages therefor, and relet the Leased Premises as the agent of Tenant without advertisement and by private negotiations and to any term Landlord deems proper, and receive the rent thereto, and Tenant shall pay Landlord upon demand any deficiency that may arise by reason of such reletting, but Tenant shall not be entitled to any surplus funds generated by such reletting. Tenant shall reimburse Landlord for all costs of reletting the Leased Premises including, but not limited to, advertising expenses and commissions and/or

         (c)......Meet  Provisions  of Lease.  As agent of Tenant,  do  whatever
Tenant is obligated to do by the provisions of this Lease and enter the Leased Premises, by force if necessary, without being subject to prosecution or liable for any claims for damages therefor, in order to accomplish the purpose. Tenant agrees to reimburse Landlord immediately upon demand for any expenses which Landlord may incur in thus effecting compliance with the Lease on behalf of Tenant, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise, and/or

         (d)......Damages.  In addition to all rent and other amounts previously due and unpaid under the terms and conditions of this Lease, Landlord shall be entitled to collect actual damages associated with termination of the lease.

         (e)......Recover  Costs. If the Landlord  exercises any of the remedies set forth in Subparagraphs (a), (b), or (c) of this Paragraph 18.3 in addition to all other costs and expenses Landlord shall be entitled to recover under this Lease. Landlord shall also be entitled to recover (i) all sums expended by Landlord and not previously reimbursed to Landlord by Tenant in connection with improving or repairing the Lease Premises to Tenant's specifications, and (ii) all costs and expenses incurred by Landlord in connection with the termination of this Lease and eviction of Tenant, including attorney's fees.

         (f)......Store  Property. In the event that Landlord elect to terminate this Lease, or to terminate Tenant's right of possession of the Leased Premises without terminating the Lease, as provided in this Paragraph 17.3 or the Lease is terminated by authority of law, Landlord shall be entitled, but not required to store in a commercially reasonable manner any personal property of Tenant or any subtenant which shall remain in the Leased Premises after the termination of this Lease and the removal of Tenant or subtenant from the Leased Premises. Landlord shall have a lien on such property, which may be discharged by Tenant upon payment of arrearage due under the Lease, plus payment of Landlord's storage and administrative costs. At the end of the sixty (60) day period following termination of the Lease, or termination of Tenant's right of possession, such property shall be conclusively deemed to have been abandoned by Tenant. The foregoing provisions of this Paragraph 18.3 shall be without prejudice to any election by Landlord that Tenant's failure to remove its property constitutes a holding over by Tenant.

17.4 Other Remedies. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy, herein provided constitute a forfeiture or waiver of any rent or other sum due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the covenants and provisions herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

17.5 Bankruptcy. It is understood and agreed that the following shall apply in the event of the bankruptcy or insolvency of Tenant:

         (a)......Chapter  7. If a petition  is filed by, or an order for relief is entered against Tenant under Chapter 7 of the Bankruptcy Code, and the trustee of Tenant elects to assume this Lease for the purpose of assigning it, such election or assignment or both may be made only if all of the terms and conditions of Subparagraphs 17.5(b) and (d) below are satisfied. To be effective, an election to assume this Lease must be in writing and addressed to Landlord and in Landlord's business judgment, all of the conditions hereinafter stated, which Landlord and Tenant acknowledge to be commercially reasonable, must have been satisfied. If the trustee fails so to elect to assume this Lease within sixty (60) days after the bankruptcy petition is filed, this Lease will be deemed to have been rejected and Landlord shall then immediately be entitled to possession of the Leased Premises without further obligation to Tenant or the trustee, and the Lease shall be terminated. Landlord's right to be compensated to damage in the bankruptcy proceeding, however, shall survive such termination.

         (b)......Chapter  11. If Tenant  files a  petition  for  reorganization under Chapters 11 or 13 of the Bankruptcy Code, or if a proceeding filed by or against Tenant under any other chapter of the Bankruptcy Code is converted to a Chapter 11 or 13 proceeding, and Tenant's trustee, or Tenant as debtor-in-possession, fails to assume this Lease within sixty (60) days from the date of the filing of such petition or conversion, then the trustee or the debtor-in-possession shall be deemed to have rejected the Lease. To be effective, any election to assume this Lease must be in writing addressed to Landlord and in Landlord's business judgment, all of the following conditions which Landlord and Tenant acknowledge to be commercially reasonable, must have been satisfied.

         .........(i) The trustee of the  debtor-in-possession has cured, or has provided to Landlord adequate assurance, as hereinafter defined, that the trustee will cure, all monetary defaults under this Lease within ten (10) days from the date of assumption, and will compensate Landlord for all pecuniary losses it has incurred as a result of the Tenant's default.

         .........(ii)  The Trustee or the  debtor-in-possession has provided
Landlord with adequate assurance f the future performance of each of Tenant's obligations under this Lease.

         .........(iii)  For purposes of this Subparagraph, "adequate assurance"
shall mean that:

         ......... (1) Landlord determines that the debtor-in possession has and will continue to have, sufficient unencumbered assets, after the payment of all secured obligations and administrative expenses, to assure Landlord that the trustee or the debtor-in-possession will have sufficient funds to fulfill, in a timely manner, Tenant's obligations under this lease, and (2) An order shall have been entered segregating sufficient cash payable to Landlord, and/or a valid and perfected first lien on and security interest in property of Tenant, trustee, or debtor-in-possession shall have been granted, which is acceptable in value and kind to Landlord, to secure to Landlord the obligation of the trustee or debtor-in-possession to cure all monetary and nonmonetary defaults under this Lease within the time period set forth above.

         (c)......Trustee.  In the  event  this  Lease is  assumed  by a trustee appointed for Tenant, or by Tenant as debtor-in-possession, under the provisions of Subparagraph 17.5(b) above, and t hereafter Tenant is either adjudicated bankrupt, or files a subsequent petition for arrangement under Chapters 11 or 13 of the Bankruptcy Code, then Landlord may, at its option, terminate this Lease and all the Tenant's rights under it, by giving written notice of Landlord's election so to terminate.

         (d)......Assignment.  Pursuant to Subparagraph 17.5(a) or (b) above, if the trustee or the debtor-in-possession has assumed this Lease to assign or elect to assign Tenant's interest under this lease, or the estate created by that interest, to any other person, such interest or estate may be assigned only if the intended assignee has provided adequate assurance of future performance, as defined below, of all of the terms, covenants, and conditions of this Lease. For the purposes of this Subparagraph 17.5(d), "adequate assurance of future performance" means that Landlord has ascertained that each of the following conditions has been satisfied.

         .........(i) The assignee has submitted to Landlord a current financial statement, audited by a certified public accountant, which shows a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by the assignee of the Tenant's obligations under this Lease.

         .........(ii)  If  requested  by  Landlord,  the  assignee  will obtain guarantees, in form and substance satisfactory to Landlord, from one or more persons who satisfy Landlord's standards of credit worthiness, and, (iii) To enable landlord to permit such assignment, Landlord has obtained consents or waivers from any third parties which may be required under any lease, mortgage, financing arrangement or other agreement by which Landlord is bound.

         (e)......Use Fees. When pursuant to the Bankruptcy Code, the trustee or the debtor-in-possession is obligated to pay reasonable use and occupancy charges for the use of all or part of the Leased Premises, it is agreed that such charges will not be less than the Base Rent as defined in this Lease, plus additional rents and other monetary obligations of Tenant included herein.

         (f)......Consent. Neither Tenant's interest in this Lease or any estate of Tenant created in this Lease, shall pass to any trustee, receiver, or assignee for the benefit of creditors, or any person or entity, nor otherwise by operation of law under the laws of the state having jurisdiction of the person or property of Tenant, unless Landlord consents in writing to such transfer. Landlord's acceptance of rent or any other payments from any trustee, receiver, assignee, person, or other entity will not be deemed to have waived or waive either the requirement of Landlord's consent or, in the event of any transfer of Tenant's interest, in the Lease without such consent, the Landlord's right to terminate this Lease.

17.6 Writing Required. No act or thing done by Landlord or Landlord's agents during the Term shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept a surrender of the Leased Premises shall be valid unless the same is in writing and executed by Landlord. Any waiver of or redress to any violation of any covenant or condition contained in this Lease or any of the Rules and Regulations now or hereafter adopted by Landlord, shall not prevent a subsequent act, which should have originally constituted a violation, from having all the force and effect of an original violation.

17.7     Deleted.

17.8 Deposit. Landlord hereby acknowledges receipt from Tenant of the Advance Deposit set forth in Section 1.1(i), which shall be applied to the first accruing installments of rent. Landlord further acknowledges receipt from Tenant of the Security Deposit as set forth in Section 1.1(j) which shall be held by Landlord without interest as security for the Lease, it being expressly understood that such deposit is not an advance payment of rent or measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein, or provided by law, use the Security Deposit to the extent necessary to make good any arrears of rent and any other damage, injury, expense or liability caused to Landlord by such event of default. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of the Security Deposit shall be returned by Landlord to Tenant upon termination of this Lease and surrender of possession of the Leased Premises to Landlord as herein provided.

                                ARTICLE EIGHTEEN

                     Holding Over Expiration or Termination

18.1     Deleted.

18.2 Surrender. On the expiration of the Term or earlier termination of this Lease, Tenant shall at Tenant's own cost, (a) promptly and peaceably surrender the Leased Premises to Landlord "broom clean," in good order and condition, (b) repair any damage to the Building caused by or in connection with the removal of any property from the Leased Premises by or at the direction of Tenant, (c) repair, patch and paint in a good and workmanlike manner satisfactorily to Landlord all holes and other marks in the floors, walls and ceilings of the Leased Premises, and, (d) deliver all keys to the Leased Premises to Landlord. Before surrendering the Leased Premises, Tenant shall at Tenant's sole cost, remove Tenant's movable personal property and trade fixtures (including signage) only, and all other property shall, unless otherwise directed by Landlord, remain in the Leased Premises as the property of Landlord without prior written consent if such removal will impair the structure of the Building or Tenant is in default under this Lease. If Tenant is in default under this Lease, Landlord shall take a lien on such personal property, trade fixtures and other property as set forth in Section 38-3-1, et seq., of the Utah Code Ann. (or any replacement provision). Landlord may require Tenant to remove any personal property, trade fixtures, other property, alterations, additions and improvements made to the Leased Premises by Tenant or by Landlord for Tenant, and to restore the Leased Premises to their condition at the date of this Lease. All personal property, trade fixtures and other property of Tenant not removed from the Leased Premises on the abandonment of the Leased Premises or on the expiration of the Term or earlier termination of this lease for any cause shall conclusively be deemed to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to, and without any obligation to account to Tenant or any other person. Tenant shall pay to Landlord all expenses incurred in connection with the disposition of such property in excess of any amount received by Landlord from such disposition. No surrender of Leased Premises shall be effected by Landlord's acceptance of the keys or of the rent or by any other reasons without Landlord's written acknowledgements of such acceptance as a surrender. Tenant shall not be released from Tenant's obligations under this Lease in connection with surrender of the Leased Premises until Landlord has inspected the Leased Premises and delivered to tenant a written release.

                                ARTICLE NINETEEN

                                  Subordination

19.1 First Priority. This lease and all rights of Tenant hereunder are and shall be subject and subordinate to the lien of any first priority mortgage, deed to secure debt, deed of trust, or other instrument in the nature thereof which may now or hereafter affect Landlord's fee title to the Leased Premises or Landlord's interest hereunder and to any modifications, renewals, consolidations, extensions, or replacements of any of the foregoing.

This clause shall be self-operative and no further instrument of subordination shall be required by any mortgages. In confirmation of such subordination, Tenant shall, upon demand at any time or times, execute, seal and deliver to Landlord, without expense to Landlord, any and all instruments in recordable form that may be requested by Landlord to evidence the subordination of this Lease and all rights hereunder to the lien of any such mortgage, deed to secure debt, deed of trust or other instrument in the nature thereof, and each renewal, modification, consolidation, replacement, and extension thereof, and if Tenant shall fail at any time to execute, seal and deliver any such instrument, Landlord in addition to any other remedies available to it in consequence thereof, may execute, seal and deliver the same as the attorney in fact of Tenant and in Tenant's name, place and stead and Tenant hereby irrevocably makes, constitutes, and appoints Landlord, its successors and assigns, as such attorney in fact for that purpose.

In addition Tenant shall upon Landlord's request, at any time or times, execute, seal and deliver to Landlord without expense to Landlord , any and all instruments that may be necessary to make this Lease superior to the lien of any such mortgage, deed to secure debt, deed of trust, or other instrument in the nature thereof, and such renewal, modification, consideration, replacement, and extension thereof, and, if Tenant shall fail at any time to execute, seal and deliver such instrument, Landlord in addition to any other remedies available to it in place and stead, and Tenant hereby irrevocably makes, constitutes, and appoints Landlord its successors and assigns such attorney in fact for that purpose.

19.1  (a)......Lease  to Continue -  Attornment.  If the holder of any mortgage, deed to secure debt, deed of trust, or other instrument in the nature thereof, shall hereafter succeed to the rights of Landlord, under this Lease, then, at the option of such holder this Lease shall remain in effect. Tenant shall attorn to and recognize such successor as Tenant's Landlord under this Lease, and shall promptly execute and delivery any instrument that may be necessary to evidence such attornment.

         (b)......Advance  Rent. Upon the attornment  provided for in subsection
(a) above, this Lease shall continue in full force and effect as a direct Lease between such successor Landlord and Tenant subject to all the terms, covenants, and conditions of this Lease, including advance rent.

                                 ARTICLE TWENTY

                                  Miscellaneous

20.1 Notices. Tenant agrees that upon the request of either Landlord or the holder of any first priority mortgage, deed to secure debt, deed of trust, or other security instrument in the nature thereof encumbering Landlord's interest hereunder or in the Leased Premises, Tenant shall send to such holder copies of all notices sent to Landlord, such copies to be forwarded to such holder as and when such notices are sent to Landlord at the mailing address from time to time provided to Tenant by either Landlord or such holder. In addition, Tenant agrees that it may not exercise any of its remedies on account of a default by Landlord under this Lease unless and until such holder shall have received written notice of such default from Tenant and a period of thirty (30) days after receipt of such notice fur curing such default shall thereafter have elapsed.

20.2 Captions. The captions and the table of contents used in this Lease are for convenience only and do not in any way limit or amplify the terms and provisions hereof. Whenever the singular number is used the same shall include the plural, and words, of any gender shall include each other gender.

20.3 Waiver. One or more waivers of any covenant, term or condition of this Lease by either party shall not be constituted as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by the other party requiring such consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent or similar act.

20.4 Quiet Enjoyment. Landlord hereby covenants and agrees that if Tenant shall perform all of the covenants and agreements herein required to be performed on the part of Tenant, Tenant shall subject to the terms of this Lease, at all times during the continuance of this Lease have the peaceable and quiet enjoyment and possession of the Leased Premises.

20.5 Entire Agreement. This Lease contains and exhibits the entire agreement between the parties and no agreement, representation or inducement shall be effective to change, modify, or terminate this lease in whole or in part unless in writing and signed by the parties.

20.6     Deleted.

20.7 Estoppel Certificate. At any time and from time to time, Tenant shall, within five (5) days after Landlord's request, execute and deliver to Landlord an estoppel certificate in favor of Landlord and other persons as Landlord shall request setting forth the following: (a) a ratification of the Lease, (b) the Commencement Date and Expiration Date, (c) that this lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writing as shall be stated, (d) that all conditions under this Lease to be performed by landlord have been satisfied, or in the alternative, those claimed by Tenant, (f) the amount of advance rent, if any (or none if such is the case), paid by Tenant, (g) the date to which rent has been paid, (h) the amount of the Security Deposit; and (i) such other information as Landlord may request; Landlord's mortgage lenders and purchasers shall be entitled to rely on any estoppel certificate.

Each certificate delivered pursuant to this Section 20.7 may be relied on by any prospective purchaser or transferee of the Building or of Landlord's interest hereunder or by any mortgagee of the Building or of Landlord's interest hereunder or by any assignee of any such mortgage.

20.8 Binding. The terms, provisions and covenants contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and if permitted hereunder their respective heirs, assigns, successors in interest and legal representatives.

20.9     Time.  Time is of the essence in this agreement.

20.10. Applicable Law. The laws of the state in which the Building is located shall govern the interpretation, validity, performance, and enforcement of this Lease. If any provision of this Lease shall be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Lease shall not be affected thereby.

20.11 Surrender. Tenant shall, on or before the last day of the Term or if the Lease is terminated prior thereto as herein provided, peaceably and quietly leave, surrender and yield up unto Landlord the Leased Premises, together with all alterations, additions, improvements, betterments, fixtures and equipment installed therein or pertaining thereto but excluding non-attached trade fixtures and other personal property of Tenant, any permitted assignee, sublessee, licensee or concessionaire of Tenant, or any other occupant of the Leased Premises. Such alterations, additions, improvements, betterments, fixtures and equipment to be in good order and repair; ordinary wear and tear, obsolescence, damage by fire or other casualty, acts of God, condemnation, civil riot and common excepted. All such trade fixtures and other personal property shall be removed by Tenant on or before the last day of the Term thereof, and all such property not so removed shall be deemed abandoned by Tenant and conveyed to Landlord unless Landlord shall give notice to Tenant to remove all or any part thereof, in which event Tenant shall promptly at its expense remove same, or Landlord may do so at Tenant's expense.

20.12 Agency. Nothing herein contained shall be deemed or construed by the parties hereto, not by any third party, as creating the relationship of principal and agent or of partnership or joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant.

20.13 Controlling. To the extent that the Special Stipulations, if any, set forth in Exhibit "E" conflict with any of the printed provisions of this Lease, such Special Stipulations shall control.

20.14 Execution Required. The submission of this Lease for examination does not constitute a reservation of or option for the Leased Premises and the Lease becomes effective as a Lease only upon execution and delivery thereof by Landlord and Tenant. If Tenant is a corporation or partnership, Tenant shall furnish Landlord with such evidence as Landlord reasonably requires to evidence the binding effect on Tenant of the execution and delivery of this Lease.

20.15 Limitation of Actions. In the event Landlord commences any summary proceedings or actions for non-payment of rent or other charges provided for in this Lease, Tenant and Landlord both waive a trial by jury of any or all issues arising in any action or proceeding between the parties hereto or their successors, under or connected with this Lease, or any of its provisions.

20.16 Representations. Tenant acknowledges that neither Landlord nor Landlord's agents, employees or contractors have made any representations or promises with respect to the Leased Premises, the Building or this Lease except as expressly set forth herein.

20.17.   Deleted.

20.18.   Deleted.

20.19.   Deleted.

IN WITNESS WHEREOF the parties have executed this Lease, or caused this Lease to be executed by their duly authorized officers, and have sealed this Lease as of the day and year first written above.

LANDLORD:

SLT, III, LLC, a Utah Limited Liability Company

By:    /s/ Stephen L. Tripp
   ----------------------------
Its Managing Member

Date   4/3/2000
    ---------------------------


TENANT:

WordCruncher Internet Technologies

By:    /s/ James W. Johnston
   ----------------------------

Its Chairman

                                   EXHIBIT "G"

                          Commencement Date Certificate

THE UNDERSIGNED, Landlord and Tenant, respectively, under that certain Office Building Lease (the "Lease") dated April 1, 2000, agree that the "Commencement Date" as defined in paragraph 1.1 of the lease is April 3, 2000, that the "Base Rent Adjustment Date," as defined in Paragraph 1.1(g) of the lease is April 1, 2001, and therefore the "Termination Date," is March 31, 2002.

LANDLORD AND TENANT have executed the Commencement Date Certificate of the respective dates set forth below.

LANDLORD:
SLT, III, LLC, a Utah Limited Liability Company

By:    /s/ Stephen L. Tripp
   ----------------------------

Its Managing Member

Date     4/3/2000


TENANT:

WordCruncher Internet Technologies

By: /s/  Kenneth W. Bell
   ------------------------------

By:


Date: